DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY [1]
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022		Jun 30, 2023	Jun 30, 2022	2023 vs. 2022
EARNINGS SUMMARY
Interest Income	$4,290	$4,077	$3,856	$3,357	$2,915	$1,375	47%	$8,367	$5,651	$2,716	48%
Interest Expense	1,113	945	789	514	305	808	NM	2,058	562	1,496	NM
Net Interest Income	3,177	3,132	3,067	2,843	2,610	567	22%	6,309	5,089	1,220	24%
Discount/Interchange Revenue	1,158	1,046	1,154	1,146	1,122	36	3%	2,204	2,066	138	7%
Rewards Cost	788	716	797	811	743	45	6%	1,504	1,378	126	9%
Discount and Interchange Revenue, net	370	330	357	335	379	(9)	(2%)	700	688	12	2%
Protection Products Revenue	44	43	44	42	42	2	5%	87	86	1	1%
Loan Fee Income	186	166	182	168	142	44	31%	352	282	70	25%
Transaction Processing Revenue	72	67	66	65	61	11	18%	139	118	21	18%
Gains (Losses) on Equity Investments	1	(18)	(6)	(4)	(42)	43	102%	(17)	(204)	187	NM
Other Income	28	22	11	19	21	7	33%	50	45	5	11%
Total Non-Interest Income	701	610	654	625	603	98	16%	1,311	1,015	296	29%

Revenue Net of Interest Expense	3,878	3,742	3,721	3,468	3,213	665	21%	7,620	6,104	1,516	25%

Provision for Credit Losses	1,305	1,102	883	773	549	756	138%	2,407	703	1,704	NM

Employee Compensation and Benefits	588	625	573	551	515	73	14%	1,213	1,015	198	20%
Marketing and Business Development	268	241	313	276	254	14	6%	509	446	63	14%
Information Processing & Communications	150	139	143	124	121	29	24%	289	246	43	17%
Professional Fees	216	232	264	241	189	27	14%	448	366	82	22%
Premises and Equipment	20	22	48	22	24	(4)	(17%)	42	48	(6)	(13%)
Other Expense	162	124	154	154	120	42	35%	286	232	54	23%
Total Operating Expense	1,404	1,383	1,495	1,368	1,223	181	15%	2,787	2,353	434	18%

Income/ (Loss) Before Income Taxes	1,169	1,257	1,343	1,327	1,441	(272)	(19%)	2,426	3,048	(622)	(20%)
Tax Expense	268	289	318	315	338	(70)	(21%)	557	712	(155)	(22%)
Net Income/ (Loss)	$901	$968	$1,025	$1,012	$1,103	($202)	(18%)	$1,869	$2,336	($467)	(20%)
Net Income/ (Loss) Allocated to Common Stockholders	$895	$931	$1,019	$974	$1,097	($202)	(18%)	$1,826	$2,293	($467)	(20%)

Effective Tax Rate	23.0%	23.0%	23.7%	23.6%	23.5%			23.0%	23.4%

Net Interest Margin	11.06%	11.34%	11.27%	11.05%	10.94%	12	bps	11.19%	10.89%	30	bps
Operating Efficiency	36.2%	36.9%	40.2%	39.5%	38.1%	(190)	bps	36.6%	38.5%	(190)	bps
ROE	26%	27%	28%	29%	33%			27%	35%
ROCE	28%	28%	30%	30%	35%			28%	37%
Capital Returned to Common Stockholders	$864	$1,365	$743	$350	$742	$122	16%	$2,228	$1,809	$419	23%
Payout Ratio	97%	147%	73%	36%	68%			122%	79%

Ending Common Shares Outstanding	250	257	267	273	275	(25)	(9%)	250	275	(25)	(9%)
Weighted Average Common Shares Outstanding	253	262	272	273	279	(26)	(9%)	257	282	(25)	(9%)
Weighted Average Common Shares Outstanding (fully diluted)	253	262	273	274	279	(26)	(9%)	257	282	(25)	(9%)

PER SHARE STATISTICS
Basic EPS	$3.54	$3.55	$3.74	$3.57	$3.93	($0.39)	(10%)	$7.09	$8.13	($1.04)	(13%)
Diluted EPS	$3.54	$3.55	$3.74	$3.56	$3.93	($0.39)	(10%)	$7.09	$8.12	($1.03)	(13%)
Common Dividends Declared Per Share	$0.70	$0.60	$0.60	$0.60	$0.60	$0.10	17%	$1.30	$1.10	$0.20	18%
Common Stock Price (period end)	$116.85	$98.84	$97.83	$90.92	$94.58	$22.27	24%	$116.85	$94.58	$22.27	24%
Book Value per share	$55.44	$54.79	$53.65	$51.42	$49.11	$6.33	13%	$55.44	$49.11	$6.33	13%
[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and the six months ended June 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY [1]
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$22,110	$22,411	$21,105	$18,767	$17,007	$5,103	30%
Total Loan Receivables	117,906	112,674	112,120	104,908	99,301	18,605	19%
Allowance for Credit Losses	(8,064)	(7,691)	(7,374)	(7,061)	(6,757)	(1,307)	(19%)
Net Loan Receivables	109,842	104,983	104,746	97,847	92,544	17,298	19%
Premises and Equipment, net	1,053	1,031	1,003	1,015	984	69	7%
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	4,822	4,461	4,597	4,077	3,888	934	24%
Total Assets	$138,082	$133,141	$131,706	$121,961	$114,678	$23,404	20%

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	21,020	18,965	16,124	14,505	13,543	7,477	55%
Savings, Money Market, and Other Deposits [2,3]	56,326	56,389	54,397	51,743	49,655	6,671	13%
Total Direct to Consumer Deposits [2,3]	$77,346	$75,354	$70,521	$66,248	$63,198	$14,148	22%
Brokered Deposits and Other Deposits	21,641	20,386	21,115	16,649	13,214	8,427	64%
Deposits	98,987	95,740	91,636	82,897	76,412	22,575	30%
Securitized Borrowings [4]	11,216	9,095	10,259	11,092	9,099	2,117	23%
Other Borrowings [4]	9,060	9,068	9,849	9,085	10,886	(1,826)	(17%)
Borrowings	20,276	18,163	20,108	20,177	19,985	291	1%
Accrued Expenses and Other Liabilities	4,963	5,178	5,618	4,839	4,762	201	4%
Total Liabilities	124,226	119,081	117,362	107,913	101,159	23,067	23%
Total Equity	13,856	14,060	14,344	14,048	13,519	337	2%
Total Liabilities and Stockholders' Equity	$138,082	$133,141	$131,706	$121,961	$114,678	$23,404	20%

LIQUIDITY
Liquidity Portfolio	$20,895	$21,450	$19,798	$16,042	$16,204	$4,691	29%
Private Asset-backed Securitizations	3,500	3,500	3,500	3,500	3,500	—	—%
Federal Home Loan Bank Borrowing Capacity	2,372	2,056	1,712	2,078	12	2,360	NM
Federal Reserve Discount Window [5]	45,936	43,780	42,268	39,888	36,463	9,473	26%
Undrawn Credit Facilities [5]	51,808	49,336	47,480	45,466	39,975	11,833	30%
Total Liquidity	$72,703	$70,786	$67,278	$61,508	$56,179	$16,524	29%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and the six months ended June 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Includes Affinity relationships

[3] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[4] Includes short-term and long-term borrowings

[5] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS [1]
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022
BALANCE SHEET STATISTICS
Total Common Equity	$12,800	$13,004	$13,288	$12,992	$12,463	$337	3%
Total Common Equity/Total Assets	9.3%	9.8%	10.1%	10.7%	10.9%
Total Common Equity/Net Loans	11.7%	12.4%	12.7%	13.3%	13.5%

Tangible Assets	$137,827	$132,886	$131,451	$121,706	$114,423	$23,404	20%
Tangible Common Equity [2]	$12,545	$12,749	$13,033	$12,737	$12,208	$337	3%
Tangible Common Equity/Tangible Assets [2]	9.1%	9.6%	9.9%	10.5%	10.7%
Tangible Common Equity/Net Loans [2]	11.4%	12.1%	12.4%	13.0%	13.2%
Tangible Common Equity per share [2]	$50.19	$49.68	$48.74	$46.62	$44.35	$5.84	13%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [3]	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Total Risk Based Capital Ratio	14.3%	14.7%	15.8%	16.4%	16.7%
Tier 1 Risk Based Capital Ratio	12.5%	13.0%	14.0%	14.7%	14.9%
Tier 1 Leverage Ratio	11.1%	11.4%	12.5%	13.2%	13.7%
Common Equity Tier 1 Capital Ratio	11.7%	12.1%	13.1%	13.7%	13.9%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and the six months ended June 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[3] Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022
AVERAGE BALANCES
Assets
Cash and Investment Securities	$21,251	$19,579	$19,529	$16,057	$14,409	$6,842	47%
Restricted Cash	75	588	393	853	40	35	88%
Credit Card Loans	91,825	89,460	86,396	81,445	75,917	15,908	21%
Private Student Loans	10,343	10,546	10,284	10,132	10,164	179	2%
Personal Loans	8,744	8,155	7,871	7,408	6,981	1,763	25%
Other Loans	4,347	3,888	3,485	3,050	2,674	1,673	63%
Total Loans	115,259	112,049	108,036	102,035	95,736	19,523	20%
Total Interest Earning Assets	136,585	132,216	127,958	118,945	110,185	26,400	24%
Allowance for Credit Losses	(7,691)	(7,307)	(7,059)	(6,758)	(6,644)	(1,047)	(16%)
Other Assets	6,668	6,494	6,235	5,923	5,874	794	14%
Total Assets	$135,562	$131,403	$127,134	$118,110	$109,415	$26,147	24%

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [1]	$985	$1,023	$1,062	$1,122	$1,136	($151)	(13%)
Certificates of Deposits [1]	20,159	17,565	15,189	14,029	13,391	6,768	51%
Savings, Money Market, and Other Deposits [1]	54,776	54,386	51,703	49,332	48,504	6,272	13%
Interest-bearing Direct to Consumer Deposits [1]	$74,935	$71,951	$66,892	$63,361	$61,895	$13,040	21%
Brokered Deposits and Other Deposits	20,457	19,267	19,165	14,722	10,031	10,426	104%
Total Interest-bearing Deposits	95,392	91,218	86,057	78,083	71,926	23,466	33%
Securitized Borrowings [2]	10,214	9,667	9,954	10,246	8,262	1,952	24%
Other Borrowings [2]	9,070	9,372	9,636	9,185	9,325	(255)	(3%)
Total Interest-bearing Liabilities	114,676	110,257	105,647	97,514	89,513	25,163	28%
Other Liabilities & Stockholders' Equity	19,901	20,123	20,425	19,474	18,766	1,135	6%
Total Liabilities and Stockholders' Equity	$135,562	$131,403	$127,134	$118,110	$109,415	$26,147	24%

AVERAGE YIELD
Assets
Cash and Investment Securities	4.08%	3.89%	3.45%	2.31%	1.46%	262	bps
Restricted Cash	10.27%	4.05%	2.73%	2.25%	0.41%	986	bps
Credit Card Loans	15.14%	15.06%	14.50%	13.56%	12.81%	233	bps
Private Student Loans	9.87%	9.68%	9.02%	8.26%	7.74%	213	bps
Personal Loans	12.72%	12.35%	12.04%	11.83%	11.84%	88	bps
Other Loans	6.81%	6.64%	6.16%	5.70%	5.47%	134	bps
Total Loans	14.17%	14.06%	13.53%	12.67%	12.00%	217	bps
Total Interest Earning Assets	12.60%	12.51%	11.96%	11.20%	10.61%	199	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	3.35%	2.65%	1.83%	1.31%	1.04%	231	bps
Savings, Money Market, and Other Deposits [1]	3.84%	3.41%	2.76%	1.60%	0.68%	316	bps
Interest-bearing Direct to Consumer Deposits [1]	3.71%	3.23%	2.55%	1.53%	0.75%	296	bps
Brokered Deposits and Other Deposits	4.15%	3.87%	3.50%	2.71%	2.28%	187	bps
Total Interest-bearing Deposits	3.80%	3.36%	2.76%	1.76%	0.97%	283	bps
Securitized Borrowings [2]	4.24%	3.67%	3.33%	2.79%	1.87%	237	bps
Other Borrowings [2]	4.43%	4.40%	4.37%	4.17%	3.97%	46	bps
Total Interest-bearing Liabilities	3.89%	3.48%	2.96%	2.09%	1.36%	253	bps
Net Interest Margin	11.06%	11.34%	11.27%	11.05%	10.94%	12	bps
Net Yield on Interest-earning Assets	9.33%	9.61%	9.51%	9.48%	9.50%	(17)	bps
[1] Includes Affinity relationships
[2] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022		Jun 30, 2023	Jun 30, 2022	2023 vs. 2022
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$117,906	$112,674	$112,120	$104,908	$99,301	$18,605	19%	$117,906	$99,301	$18,605	19%
Average Loans [1]	$115,259	$112,049	$108,036	$102,035	$95,736	$19,523	20%	$113,663	$94,221	$19,442	21%

Interest Yield	14.17%	14.06%	13.53%	12.67%	12.00%	217	bps	14.12%	11.90%	222	bps
Gross Principal Charge-off Rate	4.01%	3.50%	2.87%	2.56%	2.76%	125	bps	3.76%	2.70%	106	bps
Net Principal Charge-off Rate	3.22%	2.72%	2.13%	1.71%	1.80%	142	bps	2.97%	1.71%	126	bps
Delinquency Rate (30 or more days)	2.56%	2.48%	2.30%	1.94%	1.63%	93	bps	2.56%	1.63%	93	bps
Delinquency Rate (90 or more days)	1.15%	1.14%	0.98%	0.80%	0.70%	45	bps	1.15%	0.70%	45	bps
Gross Principal Charge-off Dollars	$1,153	$966	$781	$659	$659	$494	75%	$2,119	$1,262	$857	68%
Net Principal Charge-off Dollars	$924	$750	$581	$439	$429	$495	115%	$1,674	$797	$877	110%
Net Interest and Fee Charge-off Dollars	$202	$169	$126	$98	$92	$110	120%	$371	$179	$192	107%
Loans Delinquent 30 or more days	$3,019	$2,791	$2,578	$2,034	$1,621	$1,398	86%	$3,019	$1,621	$1,398	86%
Loans Delinquent 90 or more days	$1,353	$1,290	$1,101	$837	$694	$659	95%	$1,353	$694	$659	95%

Allowance for Credit Losses (period end)	$8,064	$7,691	$7,374	$7,061	$6,757	$1,307	19%	$8,064	$6,757	$1,307	19%
Reserve Change Build/ (Release) [2]	$373	$385	$313	$304	$110	$263		$758	($65)	$823
Reserve Rate	6.84%	6.83%	6.58%	6.73%	6.80%	4	bps	6.84%	6.80%	4	bps

CREDIT CARD LOANS
Ending Loans	$93,955	$89,755	$90,113	$83,630	$79,237	$14,718	19%	$93,955	$79,237	$14,718	19%
Average Loans	$91,825	$89,460	$86,396	$81,445	$75,917	$15,908	21%	$90,649	$74,487	$16,162	22%

Interest Yield	15.14%	15.06%	14.50%	13.56%	12.81%	233	bps	15.10%	12.70%	240	bps
Gross Principal Charge-off Rate	4.59%	3.99%	3.20%	2.88%	3.10%	149	bps	4.29%	3.05%	124	bps
Net Principal Charge-off Rate	3.68%	3.10%	2.37%	1.92%	2.01%	167	bps	3.39%	1.93%	146	bps
Delinquency Rate (30 or more days)	2.86%	2.76%	2.53%	2.11%	1.76%	110	bps	2.86%	1.76%	110	bps
Delinquency Rate (90 or more days)	1.35%	1.34%	1.14%	0.92%	0.80%	55	bps	1.35%	0.80%	55	bps
Gross Principal Charge-off Dollars	$1,051	$879	$697	$592	$587	$464	79%	$1,930	$1,128	$802	71%
Net Principal Charge-off Dollars	$842	$684	$516	$395	$381	$461	121%	$1,526	$712	$814	114%
Loans Delinquent 30 or more days	$2,689	$2,477	$2,278	$1,761	$1,392	$1,297	93%	$2,689	$1,392	$1,297	93%
Loans Delinquent 90 or more days	$1,269	$1,204	$1,028	$770	$633	$636	100%	$1,269	$633	$636	100%

Allowance for Credit Losses (period end)	$6,525	$6,135	$5,883	$5,561	$5,307	$1,218	23%	$6,525	$5,307	$1,218	23%
Reserve Change Build/ (Release) [2]	$390	$318	$322	$254	$187	$203		$708	$34	$674
Reserve Rate	6.94%	6.84%	6.53%	6.65%	6.70%	24	bps	6.94%	6.70%	24	bps
Total Discover Card Volume	$58,774	$54,129	$59,153	$58,561	$57,384	$1,390	2%	$112,903	$106,763	$6,140	6%
Discover Card Sales Volume	$55,229	$50,588	$55,663	$54,793	$53,860	$1,369	3%	$105,817	$100,189	$5,628	6%
Rewards Rate	1.42%	1.41%	1.42%	1.47%	1.37%	5	bps	1.41%	1.37%	4	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022		Jun 30, 2023	Jun 30, 2022	2023 vs. 2022
PRIVATE STUDENT LOANS
Organic Student Loans	$9,723	$9,927	$9,718	$9,722	$9,412	$311	3%	$9,723	$9,412	$311	3%
Purchased Student Loans	518	553	590	627	662	(144)	(22%)	518	662	(144)	(22%)
Total Private Student Loans	$10,241	$10,480	$10,308	$10,349	$10,074	$167	2%	$10,241	$10,074	$167	2%

Interest Yield	9.87%	9.68%	9.02%	8.26%	7.74%	213	bps	9.77%	7.58%	219	bps
Net Principal Charge-off Rate	1.25%	1.04%	1.33%	0.91%	1.08%	17	bps	1.15%	0.88%	27	bps
Delinquency Rate (30 or more days)	2.13%	2.02%	2.05%	1.94%	1.66%	47	bps	2.13%	1.66%	47	bps

Reserve Rate	8.29%	8.32%	8.14%	8.01%	8.26%	3	bps	8.29%	8.26%	3	bps

PERSONAL LOANS
Ending Loans	$9,106	$8,374	$7,998	$7,674	$7,145	$1,961	27%	$9,106	$7,145	$1,961	27%

Interest Yield	12.72%	12.35%	12.04%	11.83%	11.84%	88	bps	12.54%	11.96%	58	bps
Net Principal Charge-off Rate	2.28%	1.94%	1.49%	1.14%	1.21%	107	bps	2.12%	1.17%	95	bps
Delinquency Rate (30 or more days)	1.00%	0.91%	0.80%	0.69%	0.63%	37	bps	1.00%	0.63%	37	bps

Reserve Rate	6.83%	7.43%	7.44%	8.08%	8.01%	(118)	bps	6.83%	8.01%	(118)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS [1]
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022		Jun 30, 2023	Jun 30, 2022	2023 vs. 2022
DIGITAL BANKING
Interest Income	$4,290	$4,077	$3,856	$3,357	$2,915	$1,375	47%	$8,367	$5,651	$2,716	48%
Interest Expense	1,113	945	789	514	305	808	NM	2,058	562	1,496	NM
Net Interest Income	3,177	3,132	3,067	2,843	2,610	567	22%	6,309	5,089	1,220	24%
Non-Interest Income	586	522	567	530	546	40	7%	1,108	1,021	87	9%
Revenue Net of Interest Expense	3,763	3,654	3,634	3,373	3,156	607	19%	7,417	6,110	1,307	21%
Provision for Credit Losses	1,305	1,102	883	773	549	756	138%	2,407	703	1,704	NM
Total Operating Expense	1,359	1,342	1,445	1,326	1,186	173	15%	2,701	2,278	423	19%
Income/ (Loss) Before Income Taxes	$1,099	$1,210	$1,306	$1,274	$1,421	($322)	(23%)	$2,309	$3,129	($820)	(26%)

Net Interest Margin	11.06%	11.34%	11.27%	11.05%	10.94%	12	bps	11.19%	10.89%	30	bps
Pretax Return on Loan Receivables	3.82%	4.38%	4.80%	4.94%	5.94%	(212)	bps	4.10%	6.7%	(260)	bps

Allowance for Credit Losses (period end)	$8,064	$7,691	$7,374	$7,061	$6,757	$1,307	19%	$8,064	$6,757	$1,307	19%
Reserve Change Build/ (Release)	$373	$385	$313	$304	$110	$263		$758	($65)	$823

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income (Loss)	115	88	87	95	57	58	102%	203	(6)	209	NM
Revenue Net of Interest Expense	115	88	87	95	57	58	102%	203	(6)	209	NM
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	45	41	50	42	37	8	22%	86	75	11	15%
Income/ (Loss) Before Income Taxes	$70	$47	$37	$53	$20	$50	NM	$117	($81)	$198	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	940	850	946	924	916	24	3%	1,790	1,747	43	2%
PULSE Network	1,761	1,625	1,666	1,611	1,524	237	16%	3,386	2,923	463	16%
Total	2,701	2,475	2,612	2,535	2,440	261	11%	5,176	4,670	506	11%

NETWORK VOLUME
PULSE Network	$69,008	$65,268	$66,807	$63,437	$62,992	$6,016	10%	$134,276	$122,828	$11,448	9%
Network Partners	10,408	10,628	10,433	11,894	11,532	(1,124)	(10%)	21,036	22,215	(1,179)	(5%)
Diners Club International [2]	9,897	9,211	9,155	8,793	8,381	1,516	18%	19,108	15,557	3,551	23%
Total Payment Services	89,313	85,107	86,395	84,124	82,905	6,408	8%	174,420	160,600	13,820	9%
Discover Network - Proprietary	57,099	51,826	58,138	56,633	55,838	1,261	2%	108,925	103,967	4,958	5%
Total	$146,412	$136,933	$144,533	$140,757	$138,743	$7,669	6%	$283,345	$264,567	$18,778	7%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and the six months ended June 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Common Equity represents net income available for common stockholders (annualized) divided by average total common equity for the reporting period

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA [1]
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
GAAP Total Common Equity	$12,800	$13,004	$13,288	$12,992	$12,463
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—
Tangible Common Equity [2]	$12,545	$12,749	$13,033	$12,737	$12,208

GAAP Book Value Per Share	$55.44	$54.79	$53.65	$51.42	$49.11
Less: Goodwill	(1.03)	(1.00)	(0.96)	(0.94)	(0.92)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(4.22)	(4.11)	(3.95)	(3.86)	(3.84)
Tangible Common Equity Per Share	$50.19	$49.68	$48.74	$46.62	$44.35

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and the six months ended June 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

Beginning around mid-2007, Discover incorrectly classified certain credit card accounts into its highest merchant and merchant acquirer pricing tier. The Company determined the revenue impact of the incorrect card product classification was immaterial to the consolidated financial statements for the prior periods presented in this disclosure. For comparative purposes, the Company has made these immaterial corrections to the consolidated financial statements in the prior periods presented.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported					Restatement Impacts										As Restated
	Quarter Ended				Six Months Ended	Quarter Ended								Six Months Ended		Quarter Ended				Six Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2022	Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Jun 30, 2022		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2022
EARNINGS SUMMARY
Discount/Interchange Revenue	$1,057	$1,165	$1,157	$1,133	$2,088	$(11)		$(11)		$(11)		$(11)		$(22)		$1,046	$1,154	$1,146	$1,122	$2,066
Discount and Interchange Revenue, net	341	368	346	390	710	(11)		(11)		(11)		(11)		(22)		330	357	335	379	688
Total Non-Interest Income	621	665	636	614	1,037	(11)		(11)		(11)		(11)		(22)		610	654	625	603	1,015
Revenue Net of Interest Expense	$3,753	$3,732	$3,479	$3,224	$6,126	$(11)		$(11)		$(11)		$(11)		$(22)		$3,742	$3,721	$3,468	$3,213	$6,104

Other Expense	$124	$154	$174	$120	$232	$—		$—		$(20)		$—		$—		$124	$154	$154	$120	$232
Total Operating Expense	$1,383	$1,495	$1,388	$1,223	$2,353	$—		$—		$(20)		$—		$—		$1,383	$1,495	$1,368	$1,223	$2,353

Income/ (Loss) Before Income Taxes	$1,268	$1,354	$1,318	$1,452	$3,070	$(11)		$(11)		$9		$(11)		$(22)		$1,257	$1,343	$1,327	$1,441	$3,048
Tax Expense	292	321	312	341	717	(3)		(3)		3		(3)		(5)		289	318	315	338	712
Net Income/ (Loss)	$976	$1,033	$1,006	$1,111	$2,353	$(8)		$(8)		$6		$(8)		$(17)		$968	$1,025	$1,012	$1,103	$2,336

Net Income/ (Loss) Allocated to Common Stockholders	$939	$1,027	$967	$1,105	$2,309	$(8)		$(9)		$7		$(8)		$(16)		$931	$1,018	$974	$1,097	$2,293

Operating Efficiency	36.8%	40.0%	39.9%	37.9%	38.4%	10	bps	20	bps	(40)	bps	20	bps	10	bps	36.9%	40.2%	39.5%	38.1%	38.5%
ROE	27%	28%	29%	32%	35%	—	bps	—	bps	—	bps	100	bps	—	bps	27%	28%	29%	33%	35%
Payout Ratio	145%	72%	36%	67%	78%	200	bps	100	bps	—	bps	100	bps	100	bps	147%	73%	36%	68%	79%

PER SHARE STATISTICS
Basic EPS	$3.58	$3.77	$3.54	$3.96	$8.19	$(0.03)		$(0.03)		$0.03		$(0.03)		$(0.06)		$3.55	$3.74	$3.57	$3.93	$8.13
Diluted EPS	$3.58	$3.77	$3.54	$3.96	$8.18	$(0.03)		$(0.03)		$0.02		$(0.03)		$(0.06)		$3.55	$3.74	$3.56	$3.93	$8.12
Book Value per share	$55.79	$54.57	$52.29	$50.00	$50.00	$(1.00)		$(0.92)		$(0.87)		$(0.89)		$(0.89)		$54.79	$53.65	$51.42	$49.11	$49.11

SEGMENT RESULTS
Digital Banking
Non-Interest Income	$533	$578	$541	$557	$1,043	$(11)		$(11)		$(11)		$(11)		$(22)		$522	$567	$530	$546	$1,021
Revenue Net of Interest Expense	$3,665	$3,645	$3,384	$3,167	$6,132	$(11)		$(11)		$(11)		$(11)		$(22)		$3,654	$3,634	$3,373	$3,156	$6,110

Total Operating Expense	$1,342	$1,445	$1,346	$1,186	$2,278	$—		$—		$(20)		$—		$—		$1,342	$1,445	$1,326	$1,186	$2,278
Income/ (Loss) Before Income Taxes	$1,221	$1,317	$1,265	$1,432	$3,151	$(11)		$(11)		$9		$(11)		$(22)		$1,210	$1,306	$1,274	$1,421	$3,129
Pretax Return on Loan Receivables	4.42%	4.84%	4.91%	5.99%	6.74%	(4)	bps	(4)	bps	3	bps	(5)	bps	(4)	bps	4.38%	4.80%	4.94%	5.94%	6.70%

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported				Restatement Impacts								As Restated
	Quarter Ended				Quarter Ended								Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
BALANCE SHEET SUMMARY
Assets
Other Assets	$4,381	$4,519	$4,002	$3,810	$80		$78		$75		$78		$4,461	$4,597	$4,077	$3,888
Total Assets	$133,061	$131,628	$121,886	$114,600	$80		$78		$75		$78		$133,141	$131,706	$121,961	$114,678

Liabilities & Stockholders' Equity
Accrued Expenses and Other Liabilities	$4,843	$5,294	$4,526	$4,439	$335		$324		$313		$323		$5,178	$5,618	$4,839	$4,762
Total Liabilities	118,746	117,038	107,600	100,836	335		324		313		323		119,081	117,362	107,913	101,159
Total Equity	14,315	14,590	14,286	13,764	(255)		(246)		(238)		(245)		14,060	14,344	14,048	13,519
Total Liabilities and Stockholders' Equity	$133,061	$131,628	$121,886	$114,600	$80		$78		$75		$78		$133,141	$131,706	$121,961	$114,678

BALANCE SHEET STATISTICS
Total Common Equity	$13,259	$13,534	$13,230	$12,708	$(255)		$(246)		$(238)		$(245)		$13,004	$13,288	$12,992	$12,463
Total Common Equity/Total Assets	10.0%	10.3%	10.9%	11.1%	(20)	bps	(20)	bps	(20)	bps	(20)	bps	9.8%	10.1%	10.7%	10.9%
Total Common Equity/Net Loans	12.6%	12.9%	13.5%	13.7%	(20)	bps	(20)	bps	(20)	bps	(20)	bps	12.4%	12.7%	13.3%	13.5%

Tangible Assets	$132,806	$131,373	$121,631	$114,345	$80		$78		$75		$78		$132,886	$131,451	$121,706	$114,423
Tangible Common Equity	$13,004	$13,279	$12,975	$12,453	$(255)		$(246)		$(238)		$(245)		$12,749	$13,033	$12,737	$12,208
Tangible Common Equity/Tangible Assets	9.8%	10.1%	10.7%	10.9%	(20)	bps	(20)	bps	(20)	bps	(20)	bps	9.6%	9.9%	10.5%	10.7%
Tangible Common Equity/Net Loans	12.4%	12.7%	13.3%	13.5%	(30)	bps	(30)	bps	(30)	bps	(30)	bps	12.1%	12.4%	13.0%	13.2%
Tangible Common Equity per share	$50.68	$49.66	$47.49	$45.24	$(1)		$(0.92)		$(0.87)		$(0.89)		$49.68	$48.74	$46.62	$44.35

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	14.9%	16.0%	16.7%	17.0%	(20)	bps	(20)	bps	(30)	bps	(30)	bps	14.7%	15.8%	16.4%	16.7%
Tier 1 Risk Based Capital Ratio	13.2%	14.3%	14.9%	15.2%	(20)	bps	(30)	bps	(20)	bps	(30)	bps	13.0%	14.0%	14.7%	14.9%
Tier 1 Leverage Ratio	11.6%	12.7%	13.4%	13.9%	(20)	bps	(20)	bps	(20)	bps	(20)	bps	11.4%	12.5%	13.2%	13.7%
Common Equity Tier 1 Capital Ratio	12.3%	13.3%	13.9%	14.2%	(20)	bps	(20)	bps	(20)	bps	(30)	bps	12.1%	13.1%	13.7%	13.9%